SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2003

ACE*COMM Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-21059	52-1283030

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, Maryland 20878

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 721-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

     99.1 Press release, dated April 30, 2003, announcing the financial results for the third quarter of fiscal year 2003, which ended March 31, 2003.

Item 9. Regulation FD Disclosure.

     On April 30, 2003, ACE*COMM Corporation issued a press release to announce its financial results for the third quarter of fiscal year 2003, which ended March 31, 2003. A copy of the press release is being furnished with this report as an exhibit to Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM CORPORATION

(Registrant)

Date: April 30, 2003	/s/ Steven R. Delmar

Name: Steven R. Delmar
Title: Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated April 30, 2003, announcing the financial results for the third quarter of fiscal year 2003, which ended March 31, 2003.